SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                November 27, 2000
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-3939                  73-0311467
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)



               Kerr-McGee Center
            Oklahoma City, Oklahoma                       73125
   ----------------------------------------             ----------
   (Address of principal executive offices)             (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 5.      Other Events
                      On November 27, 2000, Kerr-McGee Corporation issued
             a press release announcing a conference call to be held November 30, 2000, at 11:00 a.m. (EST), to discuss its interim fourth quarter operating results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits

             99.1 Press Release dated November 27, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KERR-MCGEE CORPORATION


                                  By:       (Deborah A. Kitchens)
                                            -----------------------------
                                            Deborah A. Kitchens
                                            Vice President and Controller

Dated: November 28, 2000





                                  EXHIBIT INDEX


          Exhibit No.             Description
          -----------             -----------

             99.1                 Press Release dated November 27, 2000.